Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

Income taxes recorded through March 31, 2014 were estimated using the discrete method, which was based on the actual year-to-date pre-tax loss through March 31, 2014, as well as the related change in the valuation allowance on deferred tax assets. The Company is unable to estimate pre-tax income for the remainder of 2014 with sufficient precision for purposes of the effective tax rate method, which requires consideration of a projection of full-year income and the expected change in the valuation allowance. The estimated annual effective tax rate method was not reliable due to its sensitivity to small changes to forecasted annual pre-tax earnings and the effect of the Company’s valuation allowance, which create results with significant variations in the customary relationship between income tax expense and pre-tax income for the interim periods. As a result, the Company determined that the use of the discrete method is more appropriate than the annual effective tax rate method. The Company has estimated the change in valuation allowances required based on the year-to-date pre-tax loss and the change in value of the identified tax-planning strategy, which is determined based on year-to-date LIFO income. Income tax expense (benefit) for the three months ended March 31, 2014 and 2013, includes a non-cash charge of $31.7 and $1.1, respectively, for the change in the valuation allowance on the Company’s deferred tax assets, which offsets the income tax benefit related to the Company’s pre-tax loss.

Income Taxes

The Company and its subsidiaries file a consolidated federal income tax return.  This return includes all domestic companies owned 80% or more by the Company and the proportionate share of the Company’s interest in equity method investments.  State tax returns are filed on a consolidated, combined or separate basis depending on the applicable laws relating to the Company and its domestic subsidiaries.

Components of income (loss) before income taxes are as follows:

	2013	2012	2011
United States	$(61.1)	$(261.2)	$(252.5)
Foreign	3.9	6.3	5.7
Noncontrolling interests	64.2	46.3	(7.3)
Income (loss) before income taxes	$7.0	$(208.6)	$(254.1)

Significant components of the Company’s deferred tax assets and liabilities at December 31, 2013 and 2012 are as follows:

	2013	2012
Deferred tax assets:
Net operating loss and tax credit carryforwards	$663.5	$625.0
Postretirement benefits	185.0	231.6
Pension benefits	216.6	374.0
Inventories	118.8	116.7
Other assets	96.3	94.4
Valuation allowance	(764.1)	(873.1)
Total deferred tax assets	516.1	568.6
Deferred tax liabilities:
Depreciable assets	(333.1)	(357.7)
Other liabilities	(36.8)	(49.5)
Total deferred tax liabilities	(369.9)	(407.2)
Net deferred tax assets	$146.2	$161.4

The Company regularly evaluates the need for a valuation allowance for deferred tax assets by assessing whether it is more likely than not that it will realize the deferred tax assets in the future. A valuation allowance assessment is performed each reporting period, with any additions or adjustments reflected in earnings in the period of assessment. In assessing the need for a valuation allowance, the Company has considered both positive and negative evidence related to the likelihood of realization of the deferred tax assets for each jurisdiction. The Company considered negative evidence, including a cumulative loss in recent periods and the effects of increased competition in the markets served by the Company, on its ability to generate future taxable income. That included increased competition in North America as a result of new or expanded production capacity added by domestic competitors of the Company, as well as increased imports from foreign producers. In general, the existence of cumulative losses in recent periods was deemed to be significant objective negative evidence. Other factors considered by the Company include:

•	The Company’s historical operating results, including the lack of prior expired federal loss carryforwards during the Company’s prior business cycles

•	Lengthy loss carryforward periods

◦	Federal net operating loss carryforwards do not begin to expire until 2023 and substantial amounts of those loss carryforwards had most of their carryforward period remaining before expiration

◦
Temporary differences other than loss carryforwards will have a 20-year carryforward period for federal purposes from the year of deduction on the tax return if the Company is in a loss carryforward position at that time; otherwise they will reduce taxable earnings in the year of deduction

•	Timing of future reversals of existing taxable temporary differences

•	An uncertain U.S. economic environment with uneven recovery across industry markets

•	Greater widespread uncertainty and deterioration in the economies of Western Europe

•	The effects of a slowdown in the Chinese economy, including increases in exports of some categories of Chinese steel to the United States

As of December 31, 2013 and 2012, the Company concluded that the negative evidence outweighed the positive evidence and recorded a valuation allowance for a significant portion of its deferred tax assets. In accordance with applicable accounting standards, the Company is unable to use future income projections to support the realization of the deferred tax assets as a consequence of the above conclusions. However, in determining the appropriate amount of the valuation allowance, the Company considered the timing of future reversal of its taxable temporary differences and available tax strategies that, if implemented, would result in realization of deferred tax assets. The Company identified the potential change from the LIFO inventory accounting method as such a tax-planning strategy. The Company believes that this strategy is prudent and feasible in order to prevent certain federal and state tax loss carryforwards from expiring unused. In addition, the Company believes that the future reversal of its deferred tax liabilities serves as a source of taxable income supporting realization of a portion of its federal and state deferred tax assets. This accounting treatment has no effect on the ability of the Company to use the loss carryforwards and tax credits in the future to reduce cash tax payments. Federal net operating loss carryforwards do not begin to expire until 2023 and substantial amounts of those loss carryforwards have most of their 20-year life remaining before expiration.

The following reflects changes in the valuation allowance for the years ended December 31, 2013, 2012 and 2011:

	2013	2012	2011
Balance at beginning of year	$873.1	$22.3	$21.6
Change in valuation allowance:
Included in income tax expense (benefit)	21.9	865.5	0.7
Change in deferred assets related to other comprehensive income	(130.9)	—	—
Included in stockholders’ equity related to issuance of exchangeable debt	—	(14.7)	—
Balance at end of year	$764.1	$873.1	$22.3

The Company recorded a non-cash charge of $735.2 in the year ended December 31, 2012, for an adjustment of the valuation allowance because of the change in judgment about the realizability of the deferred tax assets during that year.

At December 31, 2013, the Company had $1,826.3 in federal regular net operating loss carryforwards and $2,207.0 in federal alternative minimum tax (“AMT”) net operating loss carryforwards, which will expire between 2023 and 2033.  At December 31, 2013, the Company had unused AMT credit carryforwards of $20.1 and research and development (“R&D”) credit carryforwards of $1.2. The loss and credit carryforwards may be used to offset future regular and AMT income tax liabilities.  The unused AMT credits can be carried forward indefinitely and the R&D credits don’t begin to expire until 2027. At December 31, 2013, the Company had $73.3 in deferred tax assets before consideration of valuation allowances for state net operating loss carryforwards and tax credit carryforwards, which will expire between 2014 and 2033.

As of December 31, 2013, there were $21.0 of unrecognized deferred tax assets that arose from tax deductions related to share-based compensation in excess of compensation recognized for financial reporting when net operating loss carryforwards were created.  Additional paid-in capital will be increased when such deferred tax assets are ultimately realized.

The Company has undistributed earnings of foreign subsidiaries of approximately $26.9 at December 31, 2013. Deferred taxes have not been provided on these earnings since the balance is considered to be permanently invested in the Company’s foreign subsidiaries.  If such undistributed earnings were repatriated, it is estimated that the additional tax expense to be provided would be approximately $9.4 before consideration of the effects on the valuation allowance.

Significant components of income tax expense (benefit) are as follows:

	2013	2012	2011
Current:
Federal	$(3.4)	$—	$—
State	0.2	1.0	(2.1)
Foreign	1.9	1.9	1.8
Noncontrolling interests	—	17.6	(2.8)
Deferred:
Federal	14.0	31.5	(84.9)
State	1.2	2.8	(6.0)
Amount allocated to other comprehensive income	(22.7)	—	—
Change in valuation allowance on beginning-of-the-year deferred tax assets	(1.6)	735.2	—
Income tax expense (benefit)	$(10.4)	$790.0	$(94.0)

In the first quarter of 2013, SunCoke Energy, Inc. (“SunCoke”) completed an initial public offering of an affiliate, SunCoke Energy Partners, L.P., a master limited partnership. As a result of a change in the legal structure of the SunCoke entities that own Middletown Coke Company, LLC (“SunCoke Middletown”) made in connection with the offering, income taxes are no longer allocated to net income attributable to SunCoke Middletown beginning in the first quarter of 2013. Thus, effective January 1, 2013, the Company’s income tax expense no longer includes the effect of that allocation. Neither the former tax allocation nor the January 1, 2013 change eliminating that allocation had any effect on the net income (loss) attributable to AK Steel Holding Corporation in any period.

The reconciliation of income tax on income (loss) before income taxes computed at the U.S. federal statutory tax rates to actual income tax expense (benefit) is as follows:

	2013	2012	2011
Income tax expense (benefit) at U.S. federal statutory rate	$2.4	$(73.0)	$(89.0)
Income tax expense on noncontrolling interest earnings not taxable to the Company	(22.5)	—	—
State and foreign tax expense, net of federal tax	1.7	(4.8)	(9.9)
Increase in deferred tax asset valuation allowance	21.9	865.5	—
Amount allocated to other comprehensive income	(22.7)	—	—
Effect of state law changes on deferred tax assets, net of federal tax	—	—	2.0
Change in accrual for uncertain tax positions	(1.7)	—	—
Stock compensation in excess of tax deduction	3.1	—	—
Expiration of charitable contribution carryforwards	2.5	—	—
Other permanent differences	4.9	2.3	2.9
Income tax expense (benefit)	$(10.4)	$790.0	$(94.0)

Federal, state and local tax returns of the Company and its subsidiaries are routinely subjected to examination by various taxing authorities.  Federal returns for periods beginning in 2010 are open for examination, while certain state and local returns are open for examination for periods beginning in 2007. However, taxing authorities have the ability to adjust net operating loss carryforwards from years prior to these periods.  The Company has not recognized certain tax benefits because of the uncertainty of realizing the entire value of the tax position taken on income tax returns upon review by the taxing authorities. The Company has established appropriate income tax accruals, and believes that the outcomes of future federal examinations as well as ongoing and future state and local examinations will not have a material adverse impact on the Company’s financial position, results of operations or cash flows. Unrecognized tax benefits will be included as an adjustment to income tax expense upon the expiration of the statutes of limitations or upon resolution with the taxing authorities. The Company has no tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change within twelve months of December 31, 2013.

A reconciliation of the change in federal and state unrecognized tax benefits for 2013, 2012 and 2011 is presented below:

	2013	2012	2011
Balance at beginning of year	$54.0	$49.2	$50.3
Increases (decreases) for prior year tax positions	(0.8)	1.6	1.3
Increases (decreases) for current year tax positions	0.9	3.7	(0.7)
Increases (decreases) related to settlements	—	—	(0.2)
(Decreases) related to statute lapse	(0.3)	(0.5)	(1.5)
Balance at end of year	$53.8	$54.0	$49.2

Included in the balance of unrecognized tax benefits at December 31, 2013 and 2012, are $42.6 and $42.4, respectively, of tax benefits that, if recognized, would affect the effective tax rate. Also included in the balance of unrecognized tax benefits at December 31, 2013 and 2012, are $11.2 and $11.6, respectively, of tax benefits that, if recognized, would result in adjustments to other tax accounts, primarily deferred taxes. Accrued interest and penalties were $0.7 and $4.0 at December 31, 2013 and 2012, respectively.